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                                                                      EXHIBIT 10


001 - FTCI

                            [FIFTH THIRD BANK LOGO]

                                    TERM NOTE

OFFICER No. 04013                                      NOTE No. 0902074749-00018
$2,000,000.00                                                      July 30, 2004
                                                                (Effective Date)
                                                               September 2, 2005
                                                               (Second Revision)

      1. PROMISE TO PAY. On or before July 30, 2007 (the "Maturity Date"), the undersigned, Lanvision, Inc., an Ohio corporation located at 10200 Alliance Road, Suite 200, Cincinnati, Hamilton County, Ohio 45242 ("Borrower") for value received, hereby promises to pay to the order of Fifth Third Bank, an Ohio banking corporation located at 38 Fountain Square Plaza, Cincinnati, Hamilton County, Ohio 45263 for itself and as agent for any affiliate of Fifth Third Bancorp (together with its successors and assigns, the "Lender") the sum of Two Million and 00/100 Dollars ($2,000,000.00) (the "Borrowing"), plus interest as provided herein, less such amounts as shall have been repaid in accordance with this Note which is a revision and restatement of that note originally executed on July 30, 2004 and revised and restated on September 2, 2005. The outstanding balance of this Note shall appear on a supplemental bank record and is not necessarily the face amount of this Note, which record shall evidence the balance due pursuant to this Note at any time. As used herein, "Local Time" means the time at the office of Lender specified in this Note.

Principal and interest payments shall be initiated by Lender in accordance with the terms of this Note from Borrower's account through BillPayer 2000(R). Borrower hereby authorizes Lender to initiate such payments from Borrower's
account located at Fifth Third Bank, routing number           account number
        . Borrower acknowledges and agrees that use of BillPayer 2000(R) shall be governed by the BillPayer 2000(R) Terms and Conditions, a copy of which Borrower acknowledges receipt. Borrower further acknowledges and agrees to maintain payments hereunder through BillPayer 2000(R) throughout the term of this Note. Each payment hereunder shall be applied first to advanced costs, charges and fees, then to accrued interest, and then to principal.

Principal shall be due and payable in 2 installments, each in the amount of $1,000,000.00, due on July 30, 2006 and July 30, 2007; provided that the entire principal balance, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding hereunder shall be due and payable in full on the earlier of the Maturity Date or upon acceleration of the Note.

As of September 2, 2005, the principal sum outstanding shall bear interest at a floating rate per annum equal to the rate of interest per annum established from time to time by Fifth Third Bank at its principal office as its "Prime Rate", whether or not Fifth Third Bank shall at times lend to borrowers at lower rates of interest or, if there is no such prime rate, then such other rate as may be substituted by Fifth Third Bank for the prime rate (the "Interest Rate"). In the event of a change in said Prime Rate, the Interest Rate shall be changed immediately to such new Prime Rate. Interest shall be calculated based on a 360-day year and charged for the actual number of days elapsed, and shall be payable on the last day of each quarter beginning on October 31, 2005.

Notwithstanding any provision to the contrary in this Note, in no event shall the interest rate charged on the Borrowing exceed the maximum rate of interest permitted under applicable state and/or federal usury law. Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding and any other sums (other than interest) due and payable to Lender under this Note, and the provisions hereof shall be deemed amended to provide for the highest rate of interest permitted under applicable law.

      2. SECURITY AGREEMENT. To secure repayment of this Note and all other Obligations (as defined below) together with all modifications, extensions and renewals thereof, Borrower hereby grants Lender a continuing security interest in all right, title and interest of Borrower in and to the following property, whether now owned or hereafter acquired (collectively, the "Collateral"): (i) any and all property in which Lender and/or any affiliate of Fifth Third Bancorp (including without limitation Fifth Third Securities, Inc.) is at any time granted a lien for any Obligation including, without

PROMISSORY-NOTE (C) Fifth Third Bancorp 2001M (5/05)

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limitation, all collateral specified in any of the documents executed in connection with this Note, (ii) all property in possession of Lender and/or any affiliate of Fifth Third Bancorp (including without limitation Fifth Third Securities, Inc.) including, without limitation, money, securities, instruments, documents, letters of credit, chattel paper, or other property delivered to Lender in transit, for safekeeping, or for collection or exchange for other property, (iii) all rights to payment from, and claims against, Lender and/or any affiliate of Fifth Third Bancorp (including without limitation Fifth Third Securities, Inc.), and (iv) any and all additions, substitutions, dividends, distributions (in the form of cash, property, stock or other securities) and other rights related or in addition to the foregoing, and any and all proceeds therefrom (the "Distributions"). Borrower agrees to immediately deliver to Lender all documents, certificates and instruments evidencing the Distributions and any additional documentation requested by Lender to perfect and protect Lender's security interest therein, and until such delivery Borrower shall hold the same in trust for Lender.

Borrower also grants Lender a security interest in all of the Collateral as agent for all affiliates of Fifth Third Bancorp for all Obligations of Borrower to such affiliates. Said security interest shall not be enforced to the extent prohibited by the Truth in Lending Act as implemented by Federal Reserve Regulation Z.

      3. USE OF PROCEEDS. Borrower certifies that the proceeds of this loan are to be used for business purposes.

      4. REVISION AND RESTATEMENT. This Note is issued, not as a payment toward, but as a continuation of, the obligations of Borrower to Lender pursuant to that certain note dated July 30, 2004 in the principal amount of $2,000,000.00 (together with all prior amendments thereto or restatements thereof the "Prior Note"). Accordingly, this Note shall not be construed as a novation or extinguishment of, the obligations arising under the Prior Note, and its issuance shall not affect the priority of any security interest granted in connection with the Prior Note.

      5. REPRESENTATIONS AND WARRANTIES. Borrower hereby warrants and represents to Lender the following:

            (a) Organization and Qualification. Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation, has the power and authority to carry on its business and to enter into and perform all documents relating to this loan transaction, and is qualified and licensed to do business in each jurisdiction in which such qualification or licensing is required. All information provided to Lender with respect to Borrower and its operations is true and correct.

            (b) Due Authorization. The execution, delivery and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action, and shall not contravene any law or any governmental rule or order binding on Borrower, or the articles of incorporation and code of regulations or by-laws of Borrower, nor violate any agreement or instrument by which Borrower is bound nor result in the creation of a Lien on any assets of Borrower except the Lien granted to Lender herein. Borrower has duly executed and delivered to Lender the Loan Documents and they are valid and binding obligations of Borrower enforceable according to their respective terms, except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No notice to, or consent by, any governmental body is needed in connection with this transaction.

            (c) Litigation. There are no suits or proceedings pending or threatened against or affecting Borrower, and no proceedings before any governmental body are pending or threatened against Borrower.

            (d) Business. Borrower is not a party to or subject to any agreement or restriction that may have a material adverse effect on Borrower's business, properties or prospects. Borrower has all franchises, authorizations, patents, trademarks, copyrights and other rights necessary to advantageously conduct its business. They are all in full force and effect and are not in known conflict with the rights of others.

            (e) Licenses, etc. Borrower has obtained any and all licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the advantageous conduct of its business. Borrower possesses adequate licenses, patents, patent applications,

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      copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted by it, without any conflict with the rights of any other person or entity. All of the foregoing are in full force and effect and none of the foregoing are in known conflict with the rights of others.

            (f) Laws and Taxes. Borrower is in material compliance with all laws, regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon Borrower by any law or by any governmental authority, court or agency. Borrower has filed all required tax returns and reports that are now required to be filed by it in connection with any federal, state and local tax, duty or charge levied, assessed or imposed upon Borrower or its assets, including unemployment, social security, and real estate taxes. Borrower has paid all taxes which are now due and payable. No taxing authority has asserted or assessed any additional tax liabilities against Borrower which are outstanding on this date, and Borrower has not filed for any extension of time for the payment of any tax or the filing of any tax return or report.

            (g) Title. Borrower has good and marketable title to the assets reflected on the most recent balance sheet submitted to Lender, free and clear from all liens and encumbrances of any kind, except for (collectively, the "Permitted Liens") (a) current taxes and assessments not yet due and payable, (b) liens and encumbrances, if any, reflected or noted on such balance sheet or notes thereto, (c) assets disposed of in the ordinary course of business, and (d) any security interests, pledges, assignments or mortgages granted to Lender to secure the repayment or performance of the Obligations.

            (h) Subsidiaries and Partnerships. Borrower has no subsidiaries and is not a party to any partnership agreement or joint venture agreement.

      6. AFFIRMATIVE COVENANTS. Borrower covenants with, and represents and warrants to, Lender that, from and after the execution date of the Loan Documents until the Obligations are paid and satisfied in full:

            (a) Financial Statements. Borrower shall maintain a standard and modern system for accounting and shall furnish to Lender:

                  (i) Within 90 days after the end of each quarter, a copy of
            Borrower's internally prepared consolidated financial statements for that quarter and for the year to date in a form reasonably acceptable to Lender and certified as complete and accurate, subject to changes resulting from year end adjustments by the principal financial officer of the Borrower.

                  (ii) Within 120 days after the end of each fiscal year, a copy of Borrower's 10 K, audited by Borrower's certified public accountants acceptable to Lender, (which acceptance shall not be unreasonably withheld) and accompanied by an audit opinion of such accountants without qualification;

                  (iii) With the statements submitted above, a certificate
            signed by the principal financial officer of Borrower, (i) stating he is familiar with all documents relating to Lender and that no Event of Default specified herein, nor any event which upon notice or lapse of time, or both would constitute such an Event of Default, has occurred, or if any such condition or event existed or exists, specifying it and describing what action Borrower has taken or proposes to take with respect thereto, and (ii) setting forth, in summary form, figures showing the financial status of Borrower in respect of the financial restrictions contained herein;

                  (iv) Immediately upon any officer of Borrower obtaining
            knowledge of any condition or event which constitutes or, after notice or lapse of time or both, would constitute an Event of Default, a certificate of such person specifying the nature and period of the existence thereof, and what action Borrower has taken or is taking or proposes to take in respect thereof;

      All of the statements referred to in (i) and (ii) above shall be in conformance with generally accepted accounting principles and give representatives of Lender access thereto at all reasonable times, including permission to examine, copy and make abstracts from any such books and records and such other information which might be helpful to Lender in evaluating the status of the loans as it may reasonably request from time to time.

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      With all financial statements delivered to Lender as provided in (i) and
      (ii) above, Borrower shall deliver to Lender a Financial Statement Compliance Certificate in addition to the other information set forth therein, which certifies the Borrower's compliance with the financial covenants set forth herein and that no Event of Default has occurred.

      If at any time Borrower has any additional subsidiaries which have financial statements that could be consolidated with those of Borrower under generally accepted accounting principles, the financial statements required by subsections (i) and (ii) above shall be the financial statements of Borrower and all such subsidiaries prepared on a consolidated and consolidating basis.

            (b) Insurance. At its own cost, Borrower shall obtain and maintain insurance against (a) loss, destruction or damage to its properties and business of the kinds and in the amounts customarily insured against by corporations with established reputations engaged in the same or similar business as Borrower and, in any event, sufficient to fully protect Lender's interest in the Collateral, and (b) insurance against public liability and third party property damage of the kinds and in the amounts customarily insured against by corporations with established reputations engaged in the same or similar business as Borrower. All such policies shall (i) be issued by financially sound and reputable insurers, (ii) name Lender as an additional insured and, where applicable, as loss payee under a Lender loss payable endorsement satisfactory to Lender, and (iii) shall provide for thirty (30) days written notice to Lender before such policy is altered or canceled. All of the insurance policies required hereby shall be evidenced by one or more Certificates of Insurance delivered to Lender by Borrower on the Closing Date and at such other times as Lender may request from time to time.

            (c) Taxes. Borrower shall pay when due all taxes, assessments and other governmental charges imposed upon it or its assets, franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which by law might be a lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if it is being diligently contested in good faith, if Lender is notified in advance of such contest and if Borrower establishes an adequate reserve or other appropriate provision required by generally accepted accounting principles and deposits with Lender cash or bond in an amount acceptable to Lender.

            (d) Compliance with Laws. Borrower shall comply with all federal, state and local laws, regulations and orders applicable to Borrower or its assets including but not limited to all Environmental Laws, in all respects material to Borrower's business, assets or prospects and shall immediately notify Lender of any violation of any rule, regulation, statute, ordinance, order or law relating to the public health or the environment and of any complaint or notifications received by Borrower regarding to any environmental or safety and health rule, regulation, statute, ordinance or law. Borrower shall obtain and maintain any and all licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the advantageous conduct of its business and as may be required from time to time by applicable law.

            (e) Depository/Banking Services. Lender shall be the principal depository in which substantially all of Borrower's funds are deposited, and the principal bank of account of Borrower, as long as any Obligations are outstanding, and Borrower shall grant Lender the first and last opportunity to provide any corporate banking services required by Borrower and its Affiliates.

            (f) Other Amounts Deemed Loans. If Borrower fails to pay any tax, assessment, governmental charge or levy or to maintain insurance within the time permitted or required by this Note, or to discharge any Lien prohibited hereby, or to comply with any other Obligation, Lender may, but shall not be obligated to, pay, satisfy, discharge or bond the same for the account of Borrower. To the extent permitted by law and at the option of Lender, all monies so paid by Lender on behalf of Borrower shall be deemed Obligations and Borrower's payments under this Note may be increased to provide for payment of such Obligations plus interest thereon.

            (g) Further Assurances. Borrower shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Loan Documents and the transactions contemplated thereby.

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      7. DEFINITIONS. Certain capitalized terms have the meanings set forth on any exhibit hereto, in the Security Agreement, if applicable, or any other Loan Document. All financial terms used herein but not defined on the exhibits, in the Security Agreement, if applicable, or any other Loan Document have the meanings given to them by generally accepted accounting principles. All other undefined terms have the meanings given to them in the Uniform Commercial Code as adopted in the state whose law governs this instrument. The following definitions are used herein:

            (a) "Affiliate" means, as to Borrower, (a) any person or entity which, directly or indirectly, is in control of, is controlled by or is under common control with, Borrower, or (b) any person who is a director, officer or employee (i) of Borrower or (ii) of any person described in the preceding clause (a).

            (b) "Lien" means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

            (c) "Loan Documents" means any and all Rate Management Agreements and each and every document or agreement executed by any party evidencing, guarantying or securing any of the Obligations; and "Loan Document" means any one of the Loan Documents.

            (d) "Obligation(s)" means all loans, advances, indebtedness and each and every other obligation or liability of Borrower owed to each of Lender and/or any affiliate of Fifth Third Bancorp, however created, of every kind and description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease overdraft, agreement or otherwise, whether or not secured by additional collateral, whether originated with Lender or owed to others and acquired by Lender by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every obligation or liability arising under the loan document, any and all Rate Management Obligations (as defined in the Loan Documents), letters of credit now or hereafter issued by Lender or any affiliate of Fifth Third Bancorp for the benefit of or at the request of Borrower, all obligations to perform or forbear from performing acts, and agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications and restatements thereof, and all expenses and attorneys' fees incurred by Lender hereunder or any other document, instrument or agreement related to any of the foregoing.

            (e) "Rate Management Agreement" means any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between Borrower and Lender or any affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time.

            (f) "Rate Management Obligations" means any and all obligations of Borrower to Lender or any affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under or in connection with (i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Management Agreement.

      8. EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each, an "Event of Default"), Lender may, at its option, without any demand or notice whatsoever, declare this Note and all Obligations to be fully due and payable in their aggregate amount, together with accrued interest and all prepayment premiums, fees, and charges applicable thereto:

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            (a) Any failure to make any payment when due of principal or accrued interest on this Note or any other Obligation and such nonpayment remains uncured for a period of 10 days thereafter.

            (b) Any representation or warranty of Borrower set forth in this Note or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Note or any other Obligation shall be materially inaccurate or misleading.

            (c) Borrower shall fail to observe or perform any other term or condition of this Note or any other term or condition set forth in any agreement, instrument, document, certificate or financial statement evidencing, guarantying or otherwise related to this Note or any other Obligation, or Borrower shall otherwise default in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of 30 days.

            (d) The dissolution of Borrower or of any endorser or guarantor of the Obligations, or the merger or consolidation of any of the foregoing with a third party, or the lease, sale or other conveyance of a material part of the assets or business of any of the foregoing to a third party outside the ordinary course of its business, or the lease, purchase or other acquisition of a material part of the assets or business of a third party by any of the foregoing.

            (e) Any failure to submit to Lender current financial information upon request.

            (f) The creation of any Lien (except a lien to Lender) on, the institution of any garnishment proceedings by attachment, levy or otherwise against, the entry of a judgment against, or the seizure of, any of the property of Borrower or any endorser or guarantor hereof including, without limitation, any property deposited with Lender.

            (g) In the judgment of Lender, any material adverse change occurs in the existing or prospective financial condition of Borrower that may affect the ability of Borrower to repay the Obligations, or the Lender deems itself insecure.

            (h) A commencement by the Borrower or any endorser or guarantor of the Obligations of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or the entry of a decree or order for relief in respect of the Borrower or any endorser or guarantor of the Obligations in a case under any such law or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or any endorser or guarantor of the Obligations, or for any substantial part of the property of Borrower or any endorser or guarantor of the Obligations, or ordering the wind-up or liquidation of the affairs of Borrower or any endorser or guarantor of the Obligations; or the filing and pendency for 30 days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law; or the making by Borrower or any endorser or guarantor of the Obligations of any general assignment for the benefit of creditors; or the failure of the Borrower or any endorser or guarantor of the Obligations generally to pay its debts as such debts become due; or the taking of action by the Borrower or any endorser or guarantor of the Obligations in furtherance of any of the foregoing.

            (i) Nonpayment by the Borrower of any Rate Management Obligation when due or the breach by the Borrower of any term, provision or condition contained in any Rate Management Agreement.

            (j) Any sale, conveyance or transfer of any rights in the Collateral securing the Obligations, or any destruction, loss or damage of or to the Collateral in any material respect.

      9. REMEDIES. In addition to any other remedy permitted by law, Lender may at any time, without notice, apply the Collateral to this Note or such other Obligations, whether due or not, and Lender may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings; provided that this Note and the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Notwithstanding any other legal or equitable rights of Lender, Lender, in the Event of Default, is (a) hereby irrevocably appointed and constituted attorney-in-fact, with full power of substitution, to exercise all rights of ownership with respect to the Collateral including, but not limited to, the right to collect all income or other distributions

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arising therefrom and to exercise all voting rights connected with the
Collateral; and (b) is hereby given full power to collect, sell, assign, transfer and deliver all of said Collateral or any part thereof, or any substitutes therefore, or any additions thereto, through any private or public sale without either demand or notice to Borrower, or any advertisement, the same being hereby expressly waived, at which sale Lender is authorized to purchase said property or any part thereof, free from any right of redemption on the part of Borrower, which is hereby expressly waived and released. In case of sale for any cause, after deducting all costs and expenses of every kind, Lender may apply, as it shall deem proper, the residue of the proceeds of such sale toward the payment of any one or more or all of the Obligations of Borrower, whether due or not due, to Lender; after such application and the return of any surplus, Borrower agrees to be and remains liable to Lender for any and every deficiency after application as aforesaid upon this and any other Obligation. Borrower shall pay all costs of collection incurred by Lender, including its attorney's fees, if this Note is referred to an attorney for collection, whether or not payment is obtained before entry of judgment, which costs and fees are Obligations secured by the Collateral.

Lender's rights and remedies hereunder are cumulative, and may be exercised together, separately, and in any order. No delay on the part of Lender in the exercise of any such right or remedy shall operate as a waiver. No single or partial exercise by Lender of any right or remedy shall preclude any other further exercise of it or the exercise of any other right or remedy. No waiver or indulgence by Lender of any Event of Default shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be construed as a waiver of any other occurrence in the future.

      10. LATE PAYMENTS; DEFAULT RATE; FEES. If any payment is not paid when due (whether by acceleration or otherwise) or within 10 days thereafter, undersigned agrees to pay to Lender a late payment fee as provided for in any loan agreement or 5% of the payment amount, whichever is greater with a minimum fee of $20.00. After an Event of Default, Borrower agrees to pay to Lender a fixed charge of $25.00, or Borrower agrees that Lender may, without notice, increase the Interest Rate by six percentage points (6%) (the "Default Rate"), whichever is greater. Lender may impose a non-sufficient funds fee for any check that is presented for payment that is returned for any reason. In addition, Lender may charge loan documentation fees as may be reasonably determined by the Lender.

      11. PREPAYMENT. Borrower may prepay all or part of this Note, which prepaid amounts shall be applied to the amounts due in reverse order of their due dates. Partial prepayments shall not excuse any subsequent payment due. Notwithstanding the foregoing, in the event Borrower repays all of the outstanding principal of this Note prior to the maturity dates thereof with the proceeds of a loan from another financial institution, Borrower agrees to pay to Lender a prepayment penalty equal to two percent (2%) of the original principal amount of this Note.

      12. ENTIRE AGREEMENT. Borrower agrees that there are no conditions or understandings which are not expressed in this Note and the documents referred to herein.

      13. SEVERABILITY. The declaration of invalidity of any provision of this Note shall not affect any part of the remainder of the provisions.

      14. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion. Borrower agrees that Lender may assign some or all of its rights and remedies described in this Note without notice to, or prior consent from, the Borrower.

      15. MODIFICATION; WAIVER OF LENDER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform Borrower's obligations, or delay or fail to exercise any of its rights or remedies, without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on another occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases (i) any of the obligations belonging to any co-borrower, endorser or guarantor, (ii) any of its rights against any co-borrower, guarantor or endorser, or (iii) the Collateral or any other property securing the Obligations.

      16. WAIVER OF BORROWER. Demand, presentment, protest and notice of dishonor, notice of protest and notice of default are hereby waived by Borrower, and any endorser or guarantor hereof. Each of Borrower, including but not limited to all co-makers and accommodation makers of this Note, hereby waives all suretyship defenses including but

PROMISSORY-NOTE (C) Fifth Third Bancorp 2001M (5/05) not limited to all defenses based upon impairment of Collateral and all suretyship defenses described in Section 3-605 of the Uniform Commercial Code (the "UCC"). Such waiver is entered to the full extent permitted by Section 3-605 (i) of the UCC.

      17. GOVERNING LAW; CONSENT TO JURISDICTION. This Note is delivered in, is intended to be performed in, will be construed and enforceable in accordance with and governed by the internal laws of, the State of Ohio, without regard to principles of conflicts of law. Borrower agrees that the state and federal courts in the County where the Lender is located shall have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding shall be effective if mailed to Borrower at the address set forth herein.

      18. JURY WAIVER. BORROWER, AND ANY ENDORSER OR GUARANTOR HEREOF, WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      19. WARRANT OF ATTORNEY. Borrower authorizes any attorney of record to appear for it in any court of record in the State of Ohio, after maturity of this Note, whether by its terms or upon default, acceleration or otherwise, to waive the issuance and service of process, and release all errors, and to confess judgment against it in favor of Lender for the principal sum due herein together with interest, charges, court costs and attorneys' fees. Stay of execution and all exemptions are hereby waived. If this Note or any Obligation is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, the obligors shall pay to the holder of such obligations its attorneys' fees. EACH OF BORROWER AND ANY ENDORSER OR ANY GUARANTOR AGREES THAT AN ATTORNEY WHO IS COUNSEL TO LENDER OR ANY OTHER HOLDER OF SUCH OBLIGATION MAY ALSO ACT AS ATTORNEY OF RECORD FOR BORROWER WHEN TAKING THE ACTIONS DESCRIBED ABOVE IN THIS PARAGRAPH. BORROWER AGREES THAT ANY ATTORNEY TAKING SUCH ACTIONS MAY BE PAID FOR THOSE SERVICES BY LENDER OR HOLDER OF SUCH OBLIGATION. BORROWER WAIVES ANY CONFLICT OF INTEREST THAT MAY BE CREATED BECAUSE THE ATTORNEY REPRESENTING THE BORROWER IS BEING PAID BY LENDER OR THE HOLDER OF SUCH OBLIGATION.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                BORROWER:

                                Lanvision, Inc., an Ohio corporation

                                By:
                                --------------------------------
                                (Authorized Signer)

                                Paul W. Bridge Jr., CFO
                                --------------------------------
                                (Print Name and Title)

PROMISSORY-NOTE (C) Fifth Third Bancorp 2001M (5/05)

001 - FTCI

                            [FIFTH THIRD BANK LOGO]

              SAVINGS ACCOUNT AND CERTIFICATE OF DEPOSIT ASSIGNMENT

      This Bank Savings - Fifth Third Assignment (this "Assignment") is made as of September 2, 2005 by Lanvision, Inc., an Ohio corporation located at 10200 Alliance Road, Suite 200, Cincinnati, Ohio 45242 (the "Pledgor") and Fifth Third Bank, an Ohio banking corporation, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 for itself and as agent for any affiliate of Fifth Third Bancorp (hereinafter the "Secured Party").

                              W I T N E S S E T H:

      WHEREAS, Pledgor is indebted to Secured Party in the aggregate principal amount of Two Million and 00/100 Dollars ($2,000,000.00) pursuant to the Term Note, dated July 30, 2004, executed by Pledgor and made payable to the order of Secured Party, in the principal amount of $2,000,000.00(the "Note"), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (collectively, together with any amendments, modifications, or restatements thereof, the "Loan Documents").

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, Pledgor and Secured Party hereby agree as follows:

      1. Collateral. Pledgor hereby assigns, transfers and grants to Secured Party, a security interest in and to all of the following items of property (collectively, the "Collateral"):

Bank Savings - Fifth Third Number         issued by Fifth Third Bank in an
amount equal to the outstanding loan balance

      2. Obligations Secured Hereby. The Collateral shall be security for the payment and performance of the following (collectively, the "Obligations"): all loans, advances, indebtedness and each and every other obligation or liability of Pledgor owed to Secured Party and any affiliate of Fifth Third Bancorp, however created, of every kind and description, whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, due or to become due, liquidated or unliquidated, matured or unmatured, participated in whole or in part, created by trust agreement, lease, overdraft, agreement, or otherwise, whether or not secured by additional collateral, whether originated with Secured Party or owed to others and acquired by Secured Party by purchase, assignment or otherwise, and including, without limitation, all loans, advances, indebtedness and each and every other obligation or liability arising under the Loan Documents, letters of credit now or hereafter issued by Secured Party or any affiliate of Fifth Third Bancorp for the benefit of or at the request of Pledgor, all obligations to perform or forbear from performing acts, any and all Rate Management Obligations (as defined in the Loan Documents), and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, and all expenses and attorneys' fees incurred or other sums disbursed by Secured Party under this Assignment or any other document, instrument or agreement related to any of the foregoing (collectively, the "Obligations").

      3. Representations and Warranties. Pledgor hereby represents and warrants to Secured Party as follows:

            (a) It is an Ohio corporation with a principal place of business located at the address otherwise set forth herein, and is duly organized, validly existing and in good standing under the laws of the State of Ohio.

            (b) Pledgor further warrants that its exact legal name is set forth in the initial paragraph of this Agreement, and that its Taxpayer I.D. is 31-1285286, and that its Organizational No. is 758892.

            (c) Except for the security interest hereby granted, Pledgor is, and as to any property which at any time forms a part of the Collateral, shall be, the sole owner of, with good and marketable title in, each and every item of the Collateral, or otherwise shall have the full right and power to grant a security interest in the Collateral, free from any lien, security interest or encumbrance whatsoever;

SAVE-CERT-ASGN (C) Fifth Third Bancorp 2001M (7/04)

            (d) Each item of Collateral is, and shall be, valid, and all information furnished to Secured Party with regard thereto is, and shall be, accurate and correct in all respects when furnished;

            (e) None of the Collateral shall be sold, assigned, transferred, discounted, hypothecated or otherwise subjected to any lien, encumbrance or security interest, and Pledgor shall defend such Collateral and each and every part thereof against all claims of all persons at any time claiming such Collateral or claiming any interest therein adverse to Secured Party; and

            (f) The provisions of this Assignment are sufficient to create in favor of Secured Party a valid and continuing lien on, and first security interest in, the types of Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, and when such UCC Financing Statements are filed in the appropriate filing offices, and the requisite filing fees are paid, such filings shall be sufficient to perfect such security interests.

      4. Events of Default. Any of the following events shall be an "Event of Default" hereunder:

            (a) An event of default occurs under any agreement, instrument or document evidencing, guarantying, securing or otherwise executed or delivered in connection with any of the Obligations, as "Event of Default" shall be defined therein.

            (b) Any representation or warranty of Pledgor set forth in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation shall be materially inaccurate or misleading.

            (c) Pledgor shall fail to observe or perform any covenant or condition required in this Agreement or in any agreement, instrument, document, certificate or financial statement evidencing, guarantying, securing or otherwise related to, this Agreement or any other Obligation, or Pledgor shall otherwise default in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of 30 days.

      5. Remedies. Upon the occurrence and until the waiver of an Event of Default, Secured Party may, without further notice to Pledgor, at Secured Party's option, declare any or all of the Obligations to become due and payable in its aggregate amount; provided that the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Secured Party may resort to the rights and remedies of a secured party under the Uniform Commercial Code, including the right to take possession of the Collateral in its own name and apply the Collateral to pay the Obligations. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Assignment, any of the Obligations, or now or hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

      6. Power of Attorney. Pledgor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act, with full power of substitution, with respect to the Collateral in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Assignment, including but not limited to executing, authenticating or filing on its behalf: (i) UCC Financing Statements reflecting the lien of Secured Party upon the Collateral and any other documents necessary or desirable to perfect or otherwise continue the security interest granted herein; and (ii) any third party agreements or assignments to grant Secured Party control over the Collateral, including but not limited to third party agreements between Pledgor, Secured Party, and depository institutions, securities intermediaries, and issuers of letters of credit or other support obligations, which third party agreements direct the third party to accept direction from Secured Party regarding the maintenance and disposition of the Collateral and the products and proceeds thereof.

      7. Miscellaneous Provisions. (a) All rights of Secured Party shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind the heirs, executors, administrators, successors and assigns of Pledgor. (b) Pledgor acknowledges and agrees that, in addition to the security interests granted herein, Secured Party has a banker's lien and common law right of set-off in and to Pledgor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set-off such deposits or other sums against the Obligations upon the occurrence of an Event

SAVE-CERT-ASGN (C) Fifth Third Bancorp 2001M (7/04)

Default as defined in this Assignment. (c) This Assignment contains the entire agreement of the parties and no oral agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Assignment. (d) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the laws of the state in which Secured Party's principal place of business is located; unless otherwise defined, words used herein have the meanings given them in Article Nine of the Uniform Commercial Code as adopted in the state where Secured Party's principal place of business is located. (e) Any provision herein which may prove limited or unenforceable under any law or judicial ruling shall not affect the validity or enforceability of the remainder of this Assignment. (f) Pledgor hereby authorizes Secured Party to file a copy of this Assignment as a Financing Statement with appropriate county and state government authorities and to take any other action necessary to perfect Secured Party's security interest in the Collateral as set forth herein. Pledgor hereby further authorizes Secured Party to file UCC Financing Statements on behalf of Pledgor and Secured Party with respect to the Collateral.

SECURED PARTY:                              PLEDGOR:

Fifth Third Bank, an Ohio banking           Lanvision, Inc., an Ohio corporation
corporation

By:                                         By:
--------------------------                  ------------------------------------
(Signature)                                (Authorized Signer)

                                            Paul W. Bridge Jr., CFO
_________________________                   ------------------------------------
(Print Name and Title)                      (Print Name and Title)

SAVE-CERT-ASGN (C) Fifth Third Bancorp 2001M (7/04)

                                 ACKNOWLEDGEMENT

      The assignment set forth above has been recorded on the books of the undersigned bank on _______________________, 20___. The undersigned bank by its signature below acknowledges and agrees by its signature below to hold the Collateral pledged hereby as bailee for the benefit of, and as agent for, the Secured Party for purposes of perfecting a first priority security interest in the Collateral as set forth therein, except for normal administrative expenses of the undersigned bank relating to the Collateral. The undersigned shall comply with the orders and instructions of Secured Party with respect to the Collateral and Secured Party shall be deemed to "control" such Collateral.

                                                Fifth Third Bank

                                                __________________________

                                                __________________________

SAVE-CERT-ASGN (C) Fifth Third Bancorp 2001M (7/04)